UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

CHEMBIO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Wireless Boulevard
Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 924-1135

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CEMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our 2019 Annual Meeting of Stockholders on June 18, 2019. The board of directors solicited proxies pursuant to a proxy statement that we filed on April 30, 2019 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended on May 1, 2019 and May 8, 2019. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of common stock were asked to consider and vote upon the five proposals set forth below. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting. Shares of common stock representing 15,888,537 votes, or 92.56% of the total votes attributable to all outstanding shares of common stock, were present in person or by proxy at the meeting.

The voting results reported below are final.

The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:

Proposal 1.	Stockholders voted as follows with respect to the election of each of the nominees for director identified in the proxy statement:

Nominee	For	Withhold	Broker Non-Votes
Katherine L. Davis	6,173,474	2,227,425	7,487,638
Gail S. Page	6,190,520	2,210,379	7,487,638
Mary Lake Polan	6,489,046	1,911,853	7,487,638
John G. Potthoff	6,462,641	1,938,258	7,487,638
John J. Sperzel III	6,939,794	1,461,105	7,487,638

As a result of this vote, each of the five nominees was elected as a director to serve until the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

Proposal 2.	Stockholders approved the Chembio Diagnostics, Inc. 2019 Omnibus Incentive Plan, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Chembio Diagnostics, Inc. 2019 Omnibus Incentive Plan	7,711,471	680,953	8,475	7,487,638

Proposal 3.	Stockholders ratified the appointment of BDO USA, LLP as independent auditor for the fiscal year ending December 31, 2019, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of BDO USA, LLP	15,608,218	240,504	39,815	—

Proposal 4.	Stockholders approved, on a non-binding advisory basis, the compensation paid to our executive officers in 2018, as disclosed in the 2019 proxy statement, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on 2018 executive compensation	6,210,052	1,679,771	511,076	7,487,638

Proposal 5.	Stockholders voted, on a non-binding advisory basis, to hold an advisory vote on executive compensation annually, by the following vote:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory vote on frequency of future advisory votes	8,207,500	67,284	34,092	92,023	7,487,638

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

	By:	/s/ Neil A. Goldman
Neil A. Goldman
Chief Financial Officer and Executive Vice President

Dated: June 25, 2019